                           SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities and Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
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[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-
     12


                       Southwest Securities Group, Inc.
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               (Name of Registrant as Specified in its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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[ ]  Fee paid previously with preliminary materials.

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                             SOUTHWEST SECURITIES
                                  GROUP, INC.


                           Notice of Annual Meeting
                              and Proxy Statement

October 4, 2001


Dear Stockholder:

The 2001 Annual Meeting of Stockholders of Southwest Securities Group, Inc. (the "Company") will be held at the Adolphus Hotel, 1321 Commerce Street, Dallas, Texas at noon on Wednesday, November 7, 2001. Lunch will be served at noon in the Century B Room and the Annual Meeting will take place concurrently.

The enclosed material includes the Notice of Annual Meeting, Proxy Statement, which describes the business to be transacted at the meeting, and proxy for you to complete and return to the Company.

We will be reporting on your Company's activities, and you will have an opportunity to ask questions about its operations. We hope you are planning to attend the Annual Meeting personally, and we look forward to seeing you. It is important that your shares be represented at the meeting whether or not you are able to attend in person. Accordingly, the return of the enclosed proxy as soon as possible will be greatly appreciated and will ensure your shares are represented at the Annual Meeting. If you do attend the Annual Meeting, you may, of course, withdraw your proxy should you wish to vote in person.

On behalf of the Board of Directors and management of Southwest Securities Group, Inc., we would like to thank you for your continued support and confidence.


Sincerely yours,


          /s/ Don A. Buchholz                   /s/ David Glatstein

            Don A. Buchholz                       David Glatstein
         Chairman of the Board         President and Chief Executive Officer


Enclosure

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 7, 2001


NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Southwest Securities Group, Inc. (the "Company") will be held at the Adolphus Hotel, 1321 Commerce Street, Dallas, Texas in the Century B Room, on Wednesday, November 7, 2001, at noon local time for the following purposes:

     1. To elect seven Directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified,

     2. To consider and vote on a proposal to amend the Company's certificate of incorporation changing the Company's name to SWS Group, Inc., and

     3. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

Holders of the Company's Common Stock of record as of the close of business on September 21, 2001 are entitled to receive notice of and to vote at the Annual Meeting and any adjournments thereof.

It is important that your shares be represented at the Annual Meeting. For that reason, we ask that you promptly sign, date and mail the enclosed proxy in the return envelope provided. Stockholders who attend the Annual Meeting may revoke their proxies and vote in person. To help us prepare properly for your attendance at the Annual Meeting, we ask that you indicate on your proxy whether you plan to attend the meeting and luncheon.


                                 By Order of the Board of Directors,

                                 /s/ Allen R. Tubb

                                 Allen R. Tubb
                                 Secretary

Dallas, Texas
October 4, 2001

                       SOUTHWEST SECURITIES GROUP, INC.
                          1201 Elm Street, Suite 3500
                              Dallas, Texas 75270

                        ------------------------------

                                PROXY STATEMENT

                        ------------------------------

               ANNUAL MEETING OF STOCKHOLDERS, NOVEMBER 7, 2001

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This Proxy Statement and the accompanying Notice of Annual Meeting and proxy are being furnished to the stockholders of Southwest Securities Group, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") for use at the 2001 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Adolphus Hotel, 1321 Commerce Street, Dallas, Texas in the Century B Room on Wednesday, November 7, 2001 at noon local time, and any adjournments or postponements thereof. These proxy materials are being mailed on or about October 1, 2001 to holders of record on September 21, 2001 of the Company's Common Stock, $0.10 par value ("Common Stock").

At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon proposals to (i) elect a Board to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified; (ii) approve an amendment to the certificate of incorporation to change the Company's name to SWS Group, Inc.; and (iii) transact such business as may properly come before the Annual Meeting or any adjournment thereof.


                INFORMATION CONCERNING SOLICITATION AND VOTING

Revocability of Proxies

A proxy may be revoked by a stockholder prior to its exercise by written notice to the Secretary of the Company, by submission of another proxy bearing a later date, or by revoking the prior proxy and voting in person at the Annual Meeting. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Secretary of the Company. The mere presence at the Annual Meeting of the stockholder appointing the proxy will not revoke the appointment. If not revoked, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy by the stockholder, or, if no instructions are indicated, will be voted FOR each of the nominees for director and each other matter of business described herein; and, as to any other matter of business that may properly be brought before the Annual Meeting, in accordance with the judgment of the person or persons voting the same.


Expenses

All expenses of the Company in connection with this solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by directors, officers and other employees of the Company, by telephone, telegraph, fax, telex, in person or otherwise, without additional compensation. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of the Company's Common Stock and will reimburse those brokerage firms, nominees, custodians and fiduciaries and the Company's transfer agent for their reasonable out-of-pocket expenses in forwarding such materials.

Record Date and Voting Securities

Holders of record at the close of business on September 21, 2001 of the Company's Common Stock are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Each outstanding share of Common Stock entitles the holder thereof to one vote. The presence in person or by proxy at the Annual Meeting of the holders of a majority of such shares shall constitute a quorum. Pursuant to Delaware law, abstentions are treated as present and entitled to vote, and therefore counted in determining the existence of a quorum and will have the effect of a vote against any matter requiring the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting. Under Delaware law, broker "non-votes" are considered present, but not entitled to vote and thus will be counted in determining the existence of a quorum but will not be counted in determining whether a matter requiring approval of a majority of the shares present and entitled to vote has been approved. The Company's Certificate of Incorporation does not provide for cumulative voting. Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a plurality of the votes cast by holders of Common Stock is required for the election of directors, and the affirmative vote of a majority of all the Company's outstanding shares is required to approve the amendment to our certificate of incorporation. All other matters will be determined by a majority of the votes cast.

On September 21, 2001, 17,239,393 shares of Common Stock were outstanding and entitled to be voted.


                                  THE COMPANY

The Company is a full-service securities and banking firm using technology to deliver a broad range of investment and related financial services to its clients, which include individual and institutional investors, broker/dealers, corporations, governmental entities and financial intermediaries. Intermediaries include banks, other broker/dealers or independent registered representatives. The Company's activities in the securities business include execution and clearing of securities transactions, individual and institutional securities brokerage, securities lending, management of and participation in underwriting of equity and fixed income securities, market making in corporate securities and research and investment advisory services. The Company offers investment management, advisory and trust services through three wholly owned subsidiaries. The Company also offers full-service, traditional banking, as well as Internet banking through its wholly owned banking subsidiary.


                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS


A Board of seven directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's seven nominees named below. Robert F. Gartland is not standing for re-election. If any nominee is unable or unwilling to accept nomination or election, the proxies will be voted for a nominee designated by the present Board to fill the vacancy, unless the Board reduces the number of directors to eliminate the vacancy. At present, it is not anticipated that any nominee will be unable or unwilling to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting or until a successor has been elected and qualified.


NOMINEES FOR DIRECTOR

Don Buchholz (age 72) /1/

A founder of the Company. Director and Chairman of the Board since August 1991; Chief Executive Officer of the Company from 1984 until July 1994; Chairman of the Board of SWS Securities, Inc., the Company's principal subsidiary ("SWS, Inc."), from August 1993 to May 1996; President of the Company from 1984 until August 1991; Associated with SWS, Inc. in various executive capacities since its inception in 1972. Past director of the Securities Industry Association (the "SIA"); past Chairman of the Executive Committee of the South Central District of the SIA; past member of the Boards of Governors of the NYSE and the National Association of Securities Dealers (the "NASD"); past President and Director of the Texas Stock and Bond Dealers Association.

David Glatstein (age 52) /1/

Chief Executive Officer of the Company since May 1996; President and Director of the Company and President of SWS, Inc. since May 1995; Chief Executive Officer of Barre & Company, Inc. from its founding in 1980 until its acquisition by SWS, Inc. in 1995; First Vice President of the Securities Division of Lehman Brothers Kuhn Loeb, Inc. from 1978 to 1980; securities broker with White, Weld & Company, Inc. from 1973 to 1978. Past Chairman of the District 6 Business Conduct Committee of the NASD.

Brodie L. Cobb (age 40)

Director of the Company since 1999. Founder and Managing Director of San Francisco-based Presidio Strategies, a specialty investment bank focusing on mergers and acquisitions, private financings and wealth management from 1997 to present; Vice President at NationsBanc Montgomery Securities from 1995 to 1997; Associate at C.S. First Boston from 1992 to 1995; owned a private sports marketing firm in California from 1990 to 1992; held analyst position with Security Pacific's Leveraged Funding Group from 1988 to 1990.

J. Jan Collmer (age 66) /2,3/

Director of the Company since 1994. Founder and President of Collmer Semiconductor, Inc., an importer, marketer and manufacturer of industrial electronic components and systems since 1979. Prior to founding Collmer Semiconductor, Inc., served in various engineering and executive positions with Varo, Inc., a defense electronics firm. Currently serves on the Texas Aerospace Commission and as trustee for the University of Dallas.

R. Jan LeCroy (age 70) /2/

Director of the Company since 1997. Past President of the Dallas Citizens Council, a non-profit organization whose members are the Chief Executive Officers of the 250 largest corporations in the Dallas metropolitan area and whose mission is to improve the quality of life and economic viability of the community. Over twenty years experience in various leadership assignments in the community college field, including seven years as Chancellor of the Dallas County Community College District, the largest undergraduate institution in the State of Texas. In 1995, appointed by Texas Governor George Bush as one of six commissioners on the Education Commission of the States, which advocates education policy for kindergarten through graduate school for the nation.

Frederick R. Meyer (age 73) /3/

Director of the Company since 1991. Chairman of the Board (since 1985), President and CEO (1987 to 1994 and 1995 to January 1999) of Aladdin Industries, LLC, a diversified company principally engaged in the manufacture of thermosware, foam insulated mugs and related products. President and Chief Operating Officer of Tyler Corporation, a diversified manufacturing corporation, from 1983 to 1986; Consultant to Tyler Corporation from 1986 to 1989. Currently a Director of Aladdin Industries, LLC and Palm Harbor Homes, Inc.

Jon L. Mosle, Jr. (age 72) /2,3/

Director of the Company since 1991. Director of Private Capital Management for Ameritrust Texas Corporation from 1984 to 1992. From 1954 to 1984, affiliated with Rotan Mosle, Inc., a regional NYSE member firm, which was acquired by PaineWebber Incorporated in 1983. Experience at Rotan Mosle, Inc. included supervisory responsibility for both over-the-counter trading and municipal departments, as well as participating in corporate finance activities. Served as Branch Manager, Regional Manager, Vice Chairman of the Board and member of Rotan Mosle, Inc.'s Operating Committee. Currently an Advisory Director of Westwood Trust.

-----------------------

/1/  Executive Committee
/2/  Audit Committee
/3/  Compensation Committee

COMPENSATION OF DIRECTORS

Members of the Board who are not officers or employees of the Company receive a fee of $1,500 per quarter plus $500 for each directors' meeting they attend. Directors are reimbursed for expenses relating to attendance at meetings.

Pursuant to the terms of the Southwest Securities Group, Inc. Stock Option Plan, each outside director was awarded 2,200 stock options. These options were granted on November 1, 2000 with an exercise price of $25.68 and have a five-year term, expiring on November 1, 2005. These options are fully vested. The number of stock options granted, as well as the options' exercise price, has been adjusted for the ten percent stock dividend effective August 1, 2001.


ORGANIZATION OF THE BOARD

The Executive Committee of the Board of the Company has the authority, between meetings of the Board, to take all actions with respect to the management of the Company's business that require action by the Board, except with respect to certain specified matters that by law must be approved by the entire Board.

The Audit Committee is responsible for (i) reviewing the scope of, and the fees for, the annual audit, (ii) reviewing with the independent auditors the Company's accounting practices and policies, (iii) reviewing with the independent auditors their final report, (iv) reviewing with internal and independent auditors overall accounting and financial controls, and (v) being available to the independent auditors during the year for consultation purposes.

The Compensation Committee determines the salaries of the executive officers of the Company and its subsidiaries, assists in determining the salaries of other personnel, administers the grant of awards under the Company's stock option plans and performs other similar functions.

The Company has no nominating committee; the entire Board is responsible for selecting nominees for election as directors.

The Board held four regularly scheduled meetings and two special meetings during fiscal year 2001. Each director attended at least three-quarters of the meetings. No meetings of the Executive Committee were held during fiscal 2001. The Audit Committee held six meetings during fiscal year 2001; all committee members were present at four meetings and three-quarters were present at the other two meetings. The Compensation Committee held two meetings during fiscal year 2001; all committee members were present.


RECOMMENDATION OF THE BOARD

The Board recommends that stockholders vote "FOR" the nominees listed above.

                                 PROPOSAL TWO

                PROPOSAL TO AMEND CERTIFICATE OF INCORPORATION
                CHANGING THE COMPANY'S NAME TO SWS GROUP, INC.


On August 23, 2001, the Board of Directors approved an amendment to our certificate of incorporation that would change our name to SWS Group, Inc. Under Delaware law, the adoption of the amendment to the certificate of incorporation is subject to the approval of the Company's stockholders. If approved by the stockholders at the Annual Meeting, the amendment will become effective when filed with the Secretary of State of the State of Delaware.


EFFECT OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION

Amending the certificate of incorporation to change our name to SWS Group, Inc. will only have the effect of changing our name. Our management and principles of corporate governance will remain the same. Our stock symbol on The New York Stock Exchange will remain "SWS". There will, however, be some attendant changes such as the change of our corporate logo.


REASONS FOR THE NAME CHANGE

The Company has grown to the point that it can no longer be characterized as a regional company. 'Southwest' no longer describes the market place in which we compete. In fact, our firm is one of the largest providers of execution and clearing services in the United States, serving correspondents from coast to coast and in several foreign countries. The name change is a visible sign of the growth and progress we have made.


REQUIRED VOTE

Under Delaware corporation law, the affirmative vote of the holders of a majority of all of the Company's outstanding shares of common stock entitled to vote is required to adopt the amendment to the certificate of incorporation changing our name. An abstention on this proposal is not an affirmative vote and therefore will have the same effect as a negative vote. Unless otherwise instructed on the proxy, properly executed proxies will be voted in favor of approving the amendment to the certificate of incorporation. As required by Delaware corporation law, the amendment has already been approved by a resolution of the Board and, upon requisite stockholder approval, will become effective upon the filing of a certificate of amendment with the Secretary of State of the State of Delaware.


RECOMMENDATION OF THE BOARD

The Board has unanimously approved the amendment to the certificate of incorporation changing the Company's name to SWS Group, Inc. and recommends that the stockholders vote "FOR" this proposal.

                                  MANAGEMENT


STOCK OWNERSHIP OF PRINCIPAL OWNERS AND MANAGEMENT

The following table sets forth information concerning the beneficial ownership of the Company's Common Stock as of August 31, 2001 by (i) each person who is known by the Company to own beneficially more than 5% of the Common Stock, (ii) each director of the Company, (iii) each of the executive officers of the Company named in the Summary Compensation Table included elsewhere herein, and
(iv) all directors and executive officers of the Company as a group.

        Shares Beneficially Owned /1,2/                                         Number            Percent
        -------------------------------                                         ------            -------
Don A. Buchholz /3/                                                            1,679,957             9.7%
     1201 Elm Street, Suite 3500, Dallas, TX  75270

Buchholz Arlington Banshares, Ltd. /4/                                           999,247             5.8%
     1201 Elm Street, Suite 3500, Dallas, TX  75270

Buchholz Family Holdings, Ltd. /5/                                               550,000             3.2%
     1201 Elm Street, Suite 3500, Dallas, TX  75270

Martin J. Whitman /6/                                                          1,299,704             7.5%
     767 Third Avenue, New York, NY 10017-2023

EQSF Advisers, Inc. /7/                                                        1,213,550             7.0%
     767 Third Avenue, New York, NY 10017-2023

Cobb Partners /8/                                                                708,389             4.1%
     1201 Elm Street, Suite 3500, Dallas, TX  75270

Brodie L. Cobb /9/                                                               715,671             4.1%
     832 Sansome Street, First Floor, San Francisco, CA 94111

David Glatstein /10/                                                             738,162             4.3%
     1201 Elm Street, Suite 3500, Dallas, TX  75270

Kenneth R. Hanks /11/                                                             26,541               *

Daniel R. Leland /12/                                                            201,607             1.2%

Richard H. Litton /13/                                                            54,204               *

Paul D. Vinton /14/                                                               10,166               *

J. Jan Collmer /15/                                                               31,715               *

Robert F. Gartland /16/                                                            5,830               *

R. Jan LeCroy /17/                                                                11,408               *

Frederick R. Meyer /17/                                                           78,999               *

Jon L. Mosle, Jr. /17/                                                            28,038               *

All directors and executive officers as a group (16 persons) /18/              3,768,986            21.6%

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*    Denotes less than 1% ownership

/1/ The rules of the SEC provide that, for the purposes hereof, a person is considered the "beneficial owner" of shares with respect to which the person, directly or indirectly, has or shares the voting or investment power, irrespective of his economic interest in the shares. Unless otherwise noted, each person identified possesses sole voting and investment power over the shares listed, subject to community property laws.

/2/ Based on 17,242,525 shares outstanding on August 31, 2001. Shares of common stock subject to options that are exercisable within 60 days of August 31, 2001 are deemed beneficially owned by the person holding such options for purposes of calculating the percentage of ownership of such person but are not treated as outstanding for the purpose of computing the percentage of any other person.

/3/ Includes 999,247 shares held by Buchholz Arlington Banshares, Ltd and 550,000 shares owned by Buchholz Family Holdings, Ltd. Excludes 64,409 shares held by Buchholz Investments, which is a general partnership, the partners of which are Don A. Buchholz, his wife, adult son and adult daughter. Pursuant to the terms of the partnership agreement governing Buchholz Investments, Don A. Buchholz's adult son has voting power and investment power with regard to the shares owned by the partnership. The partnership agreement also provides that any partner may withdraw from the partnership upon 30 days' notice and, unless the partnership is liquidated, that partner shall receive the value of his or her capital account. Don A. Buchholz and his wife own one-third of Buchholz Investments.

/4/ Buchholz Arlington Banshares, Ltd., is a limited partnership, the partners of which are Don A. Buchholz, his adult son and adult daughter, and various Buchholz family trusts. Pursuant to the terms of the partnership agreement governing Buchholz Arlington Banshares, Ltd., Don A. Buchholz is general partner and has sole investment power. The partnership agreement further provides that any partner may withdraw from the partnership only upon unanimous agreement of all the partners. Excludes shares directly held by individual partners. Don A. Buchholz owns 1% of Buchholz Arlington Banshares, Ltd.

/5/ Buchholz Family Holdings, Ltd., is a limited partnership, the partners of which are Don A. Buchholz and his wife, his adult son and adult daughter. Pursuant to the terms of the partnership agreement governing Buchholz Family Holdings, Ltd., Buchholz Family Management Company, LLC is general partner and owns 1% of Buchholz Family Holdings, Ltd. Don A. Buchholz and his wife own 100% of Buchholz Family Management Company, LLC and have sole investment power. Mr. Buchholz and his wife own an additional 95% of Buchholz Family Holdings, Ltd. Mr. Buchholz's adult son and daughter each own 2% of Buchholz Family Holdings, Ltd. The partnership agreement further provides that any partner may withdraw from the partnership only upon unanimous agreement of all the partners. Excludes shares directly held by individual partners.

/6/ This information is based on a Schedule 13G filing made with the Securities and Exchange Commission ("SEC") on August 8, 2001. Includes 1,213,550 shares owned by EQSF Advisers, Inc. and 86,154 shares owned by M.J. Whitman Advisers, Inc., both of which are controlled by Martin J. Whitman. Mr. Whitman is Chief Executive Officer of both EQSF Advisers, Inc. and M.J. Whitman Advisers, Inc. Mr. Whitman disclaims beneficial ownership of all shares.

/7/ This information is based on a Schedule 13G filing made with the SEC on August 8, 2001. Includes 1,213,550 shares owned by EQSF Advisers, Inc. which is controlled by Martin J. Whitman. Mr. Whitman is Chief Executive Officer of both EQSF Advisers, Inc. Mr. Whitman disclaims beneficial ownership of all shares.

/8/ Cobb Partners is a general partnership, the partners of which are The Estate of Allen B. Cobb, Bonnie Cobb and her children, including Brodie L. Cobb. Mr. Brodie L. Cobb is the managing partner of the partnership and has sole voting and investment power with regard to the shares owned by the partnership.

/9/ Includes 708,389 shares held by Cobb Partners. Also includes 7,282 shares of Common Stock issuable upon exercise of stock options.

/10/ Includes 30,058 shares of Common Stock issuable upon exercise of stock options. Includes 49,852 shares held by his adult daughter and 49,852 shares held by his adult son for whom he holds power of attorney.

/11/ Includes 12,980 shares of Common Stock issuable upon exercise of stock options.

/12/ Includes 15,179 shares of Common Stock issuable upon exercise of stock options.

/13/ Includes 13,103 shares of Common Stock issuable upon exercise of stock options.

/14/ Includes 8,764 shares of Common Stock issuable upon exercise of stock options.

/15/ Includes 15,770 shares owned by Collmer Semiconductor which is 90% owned by Mr. Collmer. Also includes 10,077 shares of Common Stock issuable upon exercise of stock options.

/16/ Includes 4,620 shares of Common Stock issuable upon exercise of stock options.

/17/ Includes 10,077 shares of Common Stock issuable upon exercise of stock options.

/18/ Includes the information in the notes above. In addition, includes 142,653 shares of Common Stock owned by other executive officers of the Company not listed in the above table, including 44,035 shares of Common Stock issuable upon exercise of stock options to those executive officers.


Section 16(a) of the Securities Exchange Act of 1934, and regulations of the SEC require the Company's executive officers and directors and persons who own more than 10% of the Company's Common Stock, as well as certain affiliates of such persons, to file initial reports of ownership and monthly transactions reports covering any changes in ownership with the SEC and the National Association of Securities Dealers. Executive officers, directors and persons owning more than 10% of the Company's Common Stock are required by SEC regulations to furnish the Company with all such reports they file.

Based solely on its review of the copies of such reports received by it and written representations that no other reports were required for such persons, the Company believes that all filing requirements applicable to its executive officers, directors and owners of more than 10% of the Company's Common Stock were complied with.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation during each of the Company's last three fiscal years of each person serving as the Chief Executive Officer during the last fiscal year and the other four most highly compensated executive officers:

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                                                                                                     Long Term
                                                                                                    Compensation
                                                          Annual Compensation                          Awards
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                                        Fiscal Year
                                         ended the                                                   Securities      All Other
                                        last Friday                              Other Annual        Underlying    Compensation
   Name and Principal Position            of June    Salary ($)  Bonus ($)     Compensation ($)   Options (#) /3/     ($) /1/
--------------------------------------------------------------------------------------------------------------------------------
David Glatstein                              2001     600,000           -                   -           11,000         15,300
President & Chief Executive Officer          2000     600,000     600,000                   -           11,495         19,200
                                             1999     464,015     800,000                   -           11,979         14,400

Kenneth R. Hanks                             2001     400,000           -                   -            5,500         30,000
Executive Vice President &                   2000     150,000     350,000                   -            5,445         22,200
 Chief Operating Officer                     1999     150,000     250,000                   -            5,324         14,400

Daniel R. Leland /2/                         2001     400,000           -                   -            5,500         30,000
Executive Vice President                     2000     182,756   1,055,303                   -            6,050         23,323
                                             1999     365,778     968,387                   -            5,989         14,400

Richard Litton                               2001     200,000     147,158                   -            4,400         30,000
Executive Vice President                     2000     150,000     187,754                   -            4,840         22,200
                                             1999     150,000     312,049                   -            5,324         14,400

Paul D. Vinton                               2001     150,000     200,000                   -            3,850         30,000
Executive Vice President                     2000     150,000     300,000                   -            3,630         25,950
                                             1999     150,000     250,000                   -            3,327         14,400
--------------------------------------------------------------------------------------------------------------------------------

-----------------
/1/ Consists of the Company's annual profit sharing contributions and the Company's 401(k) matching contributions to its Profit Sharing/401(k) Plan.

/2/ Mr. Leland's 1999 and 2000 salary and bonus was derived as a percentage of fees and commissions he directed to the Company.

/3/ Adjusted for ten percent stock dividends effective August 2, 1999, August 1, 2000 and August 1, 2001.

Incentive Stock Options

The following tables provide information with respect to the executive officers included in the Summary Compensation Table who received option grants in fiscal 2001:

                       Option Grants in Last Fiscal Year

------------------------------------------------------------------------------------------------------------------------------
                                                          Individual Grants /2/                     Potential Realizable Value
                                 ----------------------------------------------------------------     at Assumed Annual Rates
                                    Number of                                                          of Stock Appreciation
                                   Securities          % of Total                                       for the Option Term
                                   Underlying        Options Granted    Exercise or                        (10 Years) /3/
                                 Options Granted     to Employees in    Base Price     Expiration   --------------------------
Name                                 (#) /1/           Fiscal Year     ($/Share) /1/      Date            5%           10%
------------------------------------------------------------------------------------------------------------------------------
David Glatstein                      11,000                2.6%           $28.75        8/23/2010      $198,888      $504,021

Kenneth R. Hanks                      5,500                1.3%           $28.75        8/23/2010      $ 99,444      $252,011

Daniel R. Leland                      5,500                1.3%           $28.75        8/23/2010      $ 99,444      $252,011

Richard H. Litton                     4,400                1.0%           $28.75        8/23/2010      $ 79,555      $201,608

Paul D. Vinton                        3,850                0.9%           $28.75        8/23/2010      $ 69,611      $176,407
------------------------------------------------------------------------------------------------------------------------------

/1/ Adjusted for the ten percent stock dividend declared by the Board effective August 1, 2001.

/2/ All of these options are non-qualified and were granted on August 23, 2000. The options vest in 25% increments over four years.

/3/ Potential realized values represent the future value, net of exercise price, of the options granted if the Company's stock was to appreciate 5% and 10% during each of the awards ten year life.


The following table provides information with respect to the executive officers listed in the Summary Compensation Table concerning the exercise of options during fiscal 2001 and options held as of June 29, 2001.

              Aggregate Option Exercises in the Last Fiscal Year
                       and Fiscal Year End Option Values

--------------------------------------------------------------------------------------------------------------------------------
                           Shares                                                              Value of Unexercised In-the-Money
                          Acquired                       Number of Securities Underlying                   Options at
                             on            Value        Unexercised Options at FY-End (#)                  FY-End ($)
Name                      Exercise       Realized         Exercisable/Unexercisable /1/          Exercisable/Unexercisable /2/
--------------------------------------------------------------------------------------------------------------------------------
David Glatstein               -            $ -                    18,295/28,756                       $39,354/$ 27,323

Kenneth R. Hanks              -            $ -                     7,691/13,468                       $16,488/$ 11,807

Daniel R. Leland              -            $ -                     9,222/14,604                       $19,674/$ 13,660

Richard H. Litton             -            $ -                     8,064/12,090                       $17,491/$ 12,144

Paul D. Vinton                -            $ -                      5,190/9,109                       $ 10,929/$ 7,588
--------------------------------------------------------------------------------------------------------------------------------

/1/ Adjusted for the ten percent stock dividend declared by the Board effective August 1, 2001.

/2/ Based on market price of $18.82, which was the closing price of the Company's common stock on the New York Stock Exchange on the last day of the 2001 fiscal year adjusted for the ten percent stock dividend effective August 1, 2001, less the exercise price of such shares.

Compensation Committee Report on Executive Compensation

In fiscal 2001, executive compensation was determined by the Compensation Committee (the "Committee") of the Board. The Committee is comprised of three non-employee directors. Frederick R. Meyer serves as Chairman of the Committee. Decisions by the Committee are reviewed by the Board. The Compensation Committee establishes the compensation philosophy and program of the Company on behalf of the Board, determines the compensation of the Company's Chief Executive Officer and approves the compensation of the Company's executive officers.

Pursuant to rules of the SEC designed to enhance disclosure of companies' policies regarding executive compensation, the following report is submitted by Messrs. Collmer, Meyer (Chairman) and Mosle in their capacity as members of the Committee addressing the Company's compensation policies for fiscal 2001 in general and as they affected executive officers, including Messrs. Glatstein, Hanks, Leland, Litton and Vinton, who were the Company's five most highly compensated executive officers in fiscal 2001. These officers are collectively referred to in this section as the "Executive Officers".


Compensation Philosophy

The Company's compensation philosophy and program is intended to support and reinforce growth in stockholder value. The Company's Executive Officer compensation program is designed to reward the individuals based on consideration of a combination of Company, business unit and individual results. Specifically, the Compensation Committee seeks to achieve the following objectives:

     . To attract, motivate and retain highly qualified Executive Officers through a competitive total compensation program;

     . To encourage Executive Officers to purchase and hold significant amounts of Company stock; and

     . To require that a substantial portion of Executive Officer compensation be tied to the achievement of financial and strategic objectives for the Company and individual business units.

     Salaries. The first component of the Company's Executive Officer compensation program is cash compensation in the form of base salaries. Base salaries generally represent a small portion of the Executive Officers' cash compensation and are set to be competitive within the securities industry and the Company's geographic location. The base salary amounts are reviewed annually and are adjusted in light of the individual executive's performance and economic conditions.

     Bonuses. The second component of the Company's Executive Officer compensation program consists of annual cash bonuses based on the Company's fiscal year operating results and the individual executive officer's contribution to the Company for the year. The Company's incentive compensation program provides for a bonus pool, determined annually, based on the Company's return on equity. Allocation of the bonus pool to individual executive officers is determined using objective measures of business unit performance as well as subjective measures of the Executive Officer's contribution to the financial and strategic objectives of the Company. Annual bonuses make up a portion of the Executive Officers' cash compensation. Bonuses are awarded early in the following year. The Compensation Committee believes that basing a portion of an Executive Officer's compensation on performance motivates the executive to perform at the highest possible level.

     . Deferred Compensation Plan. Working in tandem with the Company's annual bonus program is the Southwest Securities Deferred Compensation Plan, which was adopted by the Board in July 1999. This plan was created in order to increase retention of Executive Officers and senior management of the Company as well as to increase stock ownership among participants in the plan. Under the terms, the plan allows the employee to defer a certain portion of each bonus and to invest such amounts in various investment alternatives including Company stock. The Company matches a portion of the deferrals in shares of Company stock that vests ratably over four years. The Compensation Committee believes that programs such as the Deferred Compensation Plan will further align the Executive Officers' long-term financial and strategic interests with those of the Company's stockholders.

Long-Term Incentive Compensation. The third component of the Company's Executive Officer compensation program is long-term incentive compensation.

This is comprised of the following components:

     . Stock Option Plans. The option grants have a ten-year term and have an exercise price equal to the fair market value per share of Common Stock on the day prior to the date of the grant. These options vest ratably over four years. The number of option shares granted is based on each Executive Officer's total cash compensation for the preceding year as well as the individual's contribution to the Company's financial performance and strategic initiatives. In determining option grants to the Executive Officers, the Compensation Committee does not take into account the amount and value of options currently held. The Compensation Committee believes that stock options provide an incentive to achieve the Company's long-term strategic goals by aligning the financial interests of the Executive Officers with those of the Company's stockholders.

     . Profit Sharing/401(k) Plan. The Company has a defined contribution Profit Sharing/401(k) Plan to provide certain retirement benefits. This plan covers substantially all employees of the Company. The 401(k) portion of this plan began in January 2000. Amounts contributed to employees are based on gross compensation subject to IRS limitations. The profit sharing contributions are dependent on the profits of the Company, and vest over six years. The Company also provides 401(k) matching contributions of up to 4% of eligible compensation, which vest immediately.

     . Money Purchase Plan. In January 2000, the Company implemented the Money Purchase Plan covering substantially all employees. Employer contributions are determined by the Board and may not exceed the lesser of 15% of the total annual compensation paid to the participant or the Company's net profits before taxes. Employer contributions vest over a six year period.


Chief Executive Officer's Compensation

In keeping with the general compensation philosophy outlined above, Mr. Glatstein's base salary was established to place emphasis on incentive compensation while remaining competitive with others in the Company's industry. The Compensation Committee reviewed various indicators of the Company's financial performance, including return on equity, profit margins, revenue growth and asset growth, as compared to the Company budgets. The Compensation Committee also reviewed compensation of the chief executives of other publicly traded regional brokerage firms (this group of companies is not the same as the group of companies that comprise the published industry index used in the stock performance graph that follows this report) as well as subjective measures of Mr. Glatstein's individual performance to determine the bonus portion of the annual compensation. No one factor was assigned a particular weight. Mr. Glatstein was subject to the same profit sharing plan as the other executive officers and employees. The Compensation Committee believes that the total compensation paid to Mr. Glatstein is commensurate with the compensation paid to the chief executive officers of corporations in similar lines of business after adjustment to compensate for differences in the size, business mix and geographic area of the companies reviewed.

Section 162(m) of the Code, enacted in 1993, limits the ability of the Company to deduct the cost of certain annual compensation in excess of $1,000,000 paid to individuals required to be named in the summary compensation table in proxy statements of public companies. The Compensation Committee believes that this limitation did not result in the loss of any significant portion of the potential tax deduction to the Company for its fiscal year ended June 29, 2001. However, the Compensation Committee believes it is important to balance the effectiveness of executive compensation plans with the materiality of potentially reduced tax deductions. Accordingly, the Compensation Committee may authorize payments that may not be fully deductible if the Compensation Committee believes it is in the interests of the Company to do so.


                              SUBMITTED BY THE COMPENSATION COMMITTEE
                              OF THE COMPANY'S BOARD OF DIRECTORS

                              Frederick R. Meyer, Chairman
                              J. Jan Collmer
                              Jon L. Mosle, Jr.

                            AUDIT COMMITTEE REPORT


Pursuant to rules adopted by the SEC designed to improve disclosures related to the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies, the Audit Committee of the Company's Board submits the following report:

The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee is composed of four independent directors, each of whom is independent as defined by the New York Stock Exchange listing standards. The Audit Committee acts under a written charter adopted and approved by the Board. A copy of the charter is attached to this Proxy Statement as Appendix A.

Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and issuing a report thereon.

The responsibilities of the Audit Committee include recommending to the Board an accounting firm to be engaged as the Company's independent accountants. Additionally, and as appropriate, the Audit Committee reviews and evaluates, and discusses and consults with Company management, Company internal audit personnel and the independent accountants regarding the following:

     . The plan for, and the independent accountants' report on, each audit of the Company's financial statements;

     . Regulatory matters that may have a material impact on the Company's financial statements and Company compliance policies; and

     . The appropriateness of accounting policies followed by the Company, changes in accounting principles and their impact on the financial statements.

In connection with these responsibilities, the Audit Committee met with management to review and discuss the June 29, 2001 consolidated financial statements. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61, "Communication with Audit Committees". The Audit Committee also received written disclosures from the independent accountants required by Independence Standards Board No. 1, "Independence Discussions with Audit Committees", and the Audit Committee discussed with the independent accountants that firm's independence.

Based on the Audit Committee's discussions with management and the independent accountants and the Audit Committee's review of the representations of management and the independent accountants, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended June 29, 2001, filed with the SEC.

Audit Fees. The aggregate fees billed for professional services rendered by KPMG LLP for the audit of the Company's annual consolidated financial statements for the year ended June 29, 2001, and the reviews of the condensed consolidated financial statements included in the Company's quarterly reports on Form 10-Q for the year ended June 29, 2001, were $158,000.

Financial Information Systems Design and Implementation Fees. There were no fees billed for information technology services by KPMG LLP during fiscal 2001.

All Other Fees. The aggregate fees billed for all other services, exclusive of the fees disclosed above relating to the financial statement audit services, rendered by KPMG LLP during the year ended June 29, 2001, were $233,000. These other services consisted of due diligence, tax services, audits of subsidiaries and audits of employee benefit plans.

Consideration of Non-Audit Services Provided by the Independent Accountant. The Audit Committee has considered whether the services provided under the non-audit services are compatible with maintaining the auditor's independence.


                              SUBMITTED BY THE AUDIT COMMITTEE
                              OF THE COMPANY'S BOARD OF DIRECTORS

                              Jon L. Mosle, Jr., Chairman
                              J. Jan Collmer
                              Robert F. Gartland
                              R. Jan LeCroy

                               PERFORMANCE GRAPH

The following graph compares the Company's cumulative total stockholder return on its Common Stock for 60 months from June 1996 through its latest fiscal year-end in June 2001, with the cumulative total return of the Wilshire 5000 Index and the Nasdaq Financial Index over the same period. The graph depicts the results of investing $100 in the Company's Common Stock, the Wilshire 5000 Index and the Nasdaq Financial Index in June 1996, including reinvestment of dividends.


                             [PERFORMANCE GRAPH]


                                                                              Cumulative Total Return
                                                            ------------------------------------------------------------
                                                            6/96       6/97       6/98       6/99        6/00       6/01
                                                            ----       ----       ----       ----        ----       ----
 Southwest Securities Group, Inc.                            100        170        218        737         426        264

 Wilshire 5000                                               100        129        167        199         218        188

 Nasdaq Financial Index                                      100        146        191        196         155        209

                             INDEPENDENT AUDITORS

KPMG LLP served as independent auditors of the Company and its subsidiaries for fiscal year 2001. Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.


                             STOCKHOLDER PROPOSALS

Any stockholder who wishes to submit a proposal for inclusion in the proxy materials to be distributed by the Company in connection with its Annual Meeting of Stockholders to be held in 2002 must do so not later than May 31, 2002. To be eligible for inclusion in the 2002 proxy materials of the Company, proposals must conform to the requirements set forth in Regulation 14A under the Exchange Act. If a stockholder intends to submit a proposal from the floor during next year's annual meeting, which is not eligible for inclusion in the proxy statement and form of proxy relating to that meeting, the stockholder must provide written notice to the Company no later than August 14, 2002. If such a stockholder fails to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the 2002 Annual Meeting.


                                 OTHER MATTERS

At the date of this Proxy Statement, the Company has no knowledge of any business other than that described above that will be presented at the Annual Meeting. If any other business should come before the Annual Meeting, it is intended that the persons named in the enclosed proxy will have discretionary authority to vote the shares that they represent.

Upon receipt of a written request from any stockholder, the Company will mail, at no charge to the stockholder, a copy of the Company's Annual Report on Form 10-K ("Form 10K"), including the financial statements and schedules required to be filed with the SEC pursuant to Rule 13a-1 under the Exchange Act, for the Company's most recent fiscal year. In order to ensure timely delivery of the Form 10-K, any request for the document should be received no later than five business days prior to the Annual Meeting. Written requests for the Form 10-K should be directed to:


                    James R. Bowman, Vice President
                    Southwest Securities Group, Inc.
                    1201 Elm Street, Suite 3500
                    Dallas, Texas 75270


You are urged to sign and return your proxy promptly in the enclosed envelope to make certain your shares will be voted at the Annual Meeting.


                              By Order of the Board of Directors,

                              /s/ Allen R. Tubb

                              Allen R. Tubb
                              Secretary

October 4, 2001

                                                                      Appendix A


                       SOUTHWEST SECURITIES GROUP, INC.

                        CHARTER OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS


                            Membership and Meetings

1. The Audit Committee of the Board of Directors of Southwest Securities Group, Inc. shall consist of at least three independent directors a majority of whom are unrelated. Members of the Audit Committee shall be considered independent if they have no relationship to the Company that could interfere with the exercise of their independence from management and the Company. As determined by the Board of Directors, the members of the Audit Committee will be financially literate.

2. The Audit Committee will meet quarterly and will have special meetings if and when required. The Audit Committee shall appoint its chairman who shall be an unrelated director. Company management, internal and independent auditors and the Company's counsel may attend each meeting or portions thereof as required by the Audit Committee. The Chief Financial Officer of the Company shall attend all meetings of the Audit Committee, unless otherwise excused from all or part of such meeting.

3. At all meetings of the Audit Committee every question shall be decided by a majority of the votes cast. In the event of an equality of votes, the chairman of the meeting shall not be entitled to a second or casting vote. A quorum for a meeting of the Audit Committee shall be a majority of its members, and the rules for calling, holding, conducting and adjourning meetings shall be the same as those governing the Board of Directors. Minutes of all meetings shall be taken and the results, reviews undertaken and any associated recommendations shall be reported to the Board.


                               Responsibilities

The Audit Committee's role is one of oversight whereas the Company's management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Audit Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditor's work. The following functions shall be the key responsibilities of the Audit Committee in carrying out its oversight function.

1. Provide an open avenue of communications between the internal and independent auditors and the Board of Directors, including private sessions with the internal and independent auditors, as the Committee may deem appropriate.

2. Receive and review reports from Company management relating to the Company's financial condition, and published financial statements.

3. Receive and review reports from Company management and General Counsel relating to legal and regulatory matters that may have a material impact on the Company's financial statements and Company compliance policies.

4. Receive and review reports from internal auditors relating to major findings and recommendations from internal audits conducted Company-wide. Consult with and review reports from internal auditors relating to on-going monitoring programs including the Company's Code of Business Conduct and compliance with policies of the Company.

5. Inquire of Company management and independent auditors regarding the appropriateness of accounting principles followed by the Company, changes in accounting principles and their impact on the financial statements.

6. Review the internal audit program in terms of scope of audits conducted or scheduled to be conducted.

7. The Committee and Board shall be ultimately responsible for the selection, evaluation, and replacement of the independent auditors. The Committee will:

     . Recommend annually the appointment of the independent auditors to the Board for its approval and subsequent submission to the stockholders for ratification.

     . Determine the independence of the independent auditors by obtaining a formal written statement delineating all relationships between the independent auditors and the Company, including all non-audit services and fees.

     . Discuss with the independent auditors if any disclosed relationship or service could impact the auditors' objectivity and independence.

     . Recommend that the Board take appropriate action in response to the auditors' statement to ensure the independence of the independent auditors.

8. Meet with independent auditors and review their report to the Committee including comments relating to the system and adequacy of internal controls, published financial statements and related disclosures, the adequacy of the financial reporting process and the scope of the independent audit. The independent auditors are ultimately accountable to the Board and the Committee on all such matters.

9. Review with the internal and independent auditors the coordination of their respective audit activities.

10. Prepare a Report, for inclusion in the Company's proxy statement, disclosing that the Committee reviewed and discussed the audited financial statements with management and discussed certain other matters with the independent auditors. Based upon these discussions, state in the Report whether the Committee recommended to the Board that the audited financial statements be included in the Annual Report.

12. Review and reassess the adequacy of the Audit Committee's charter annually. If any revisions therein are deemed necessary or appropriate, submit the same to the Board for its consideration and approval.


Adopted by the Board of Directors of Southwest Securities Group, Inc.
May 4, 2000

PROXY

Southwest Securities Group, Inc.                    ANNUAL MEETING
                                                    November 7, 2001

The undersigned hereby (i) acknowledges receipt of the Notice dated October 4, 2001, of Annual Meeting of Stockholders of Southwest Securities Group, Inc. (the "Company") to be held at the Adolphus Hotel located at 1321 Commerce Street, Dallas, Texas at noon local time on Wednesday, November 7, 2001; and (ii) appoints Don A. Buchholz and David Glatstein, and each of them, with full power of substitution, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof, and the undersigned directs that this proxy be voted as shown on the reverse side of this card.

                                      Dated:_______________________________ 2001

                                      __________________________________________
                                      (Sign Here)
                                      __________________________________________
                                      (Print Name and Title, if applicable)

                                      Please date this Proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, this Proxy should be signed by a duly authorized officer. Please date, sign and mail this Proxy in the enclosed envelope. No postage is required.

PROXY

Southwest Securities Group, Inc.                  ANNUAL MEETING                  Continued from other side
                                                  November 7, 2001

This Proxy when properly executed will be voted in the manner described herein by the above signed stockholder.

1.  The election of the following persons to serve on              2.  Proposal to amend the Company's articles of
    the Board of Directors:                                            incorporation changing the Company's name
    Don A. Buchholz         [ ] FOR   [ ] WITHHOLD AUTHORITY           to SWS Group, Inc.
    David Glatstein         [ ] FOR   [ ] WITHHOLD AUTHORITY           [ ] FOR     [ ] AGAINST     [ ] ABSTAIN
    Brodie L. Cobb          [ ] FOR   [ ] WITHHOLD AUTHORITY
    J. Jan Collmer          [ ] FOR   [ ] WITHHOLD AUTHORITY       3.  In the discretion of the proxies on any other
    R. Jan LeCroy           [ ] FOR   [ ] WITHHOLD AUTHORITY           matter that may properly come before the
    Frederick R. Meyer      [ ] FOR   [ ] WITHHOLD AUTHORITY           meeting or any adjournment thereof.
    Jon L. Mosle, Jr.       [ ] FOR   [ ] WITHHOLD AUTHORITY           [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

  THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE.  IF NO SPECIFICATION IS MADE,
   THIS PROXY WILL BE VOTED FOR THE MATTERS SPECIFICALLY REFERRED TO ABOVE.
                            ---

The above signed stockholder hereby revokes any proxy or proxies heretofore given to vote or act with respect to such Common Stock and hereby ratifies and confirms all that the proxies appointed herein, their substitutes, or any of them, may lawfully do by virtue hereof.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.
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             [ ] I PLAN TO ATTEND THE ANNUAL MEETING AND LUNCHEON